Allstate Life Insurance Company of New York
              Allstate Life of New York Variable Annuity Account II

                                   Supplement
                          dated August 30, 2002 to the
               Allstate Variable Annuity 3 AssetManager Prospectus
                                dated May 1, 2002

This supplement announces that the basic dollar cost averaging fixed account option is currently closed to purchase payments. Please read this supplement carefully and retain it for future reference together with your prospectus.

On page 17 of your prospectus, the first paragraph under the heading "Investment
Alternatives: The Fixed Account" is deleted and replaced with the following:

         The Fixed Account options are not currently available. In the future, we may offer the Basic Dollar Cost Averaging Option and the 6 and 12 Month Dollar Cost Averaging Options described below. Please consult with your Morgan Stanley Financial Advisor for current information.


Please delete all references to the availability of Fixed Account Options in the prospectus and change all references throughout the prospectus to the availability of "37" investment alternatives to "36" investment alternatives.